Fees Summary	Feb. 10, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 3,984,255,000.00
Previously Paid Amount	0.00
Total Fee Amount	550,225.62
Total Offset Amount	0.00
Net Fee	$ 550,225.62
Final Prospectus	false